UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2008

AXS-ONE INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-26358 (Commission File Number)	13-2966911 (IRS Employer Identification No.)

301 Route 17 North, Rutherford, New Jersey 07070 (Address of principal executive offices, including zip code)

(201) 935-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

AXS-One Inc. (the “Company”) entered into an Investor Rights Agreement Amendment dated as of January 12, 2008 (the “Amendment”) by and among the Company and the requisite investors who were parties to the Investor Rights Agreement dated as of November 16, 2007 (the “Investors”). The Amendment, among other things, extended the deadline for the Company to file a registration statement from January 15, 2008 to July 15, 2008 and also extended the related effectiveness deadlines.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits – The following exhibit is filed as part of this report:
10.1	Investor Rights Agreement Amendment dated as of January 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXS-ONE INC.
Date: January 17, 2008	By:	/s/ Joseph P. Dwyer
Joseph P. Dwyer
Executive Vice President, Chief Financial Officer and Treasurer